Exhibit 10.5.23

AMENDMENT No. 23

TO THE A320 FAMILY PURCHASE AGREEMENT

BETWEEN

ATLANTIC AIRCRAFT HOLDING LIMITED

AIRBUS S.A.S.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

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AMENDMENT No 23

This Amendment W23 to the A320 Family Purchase Agreement dated as of March 19, 1998 (hereinafter referred to as the “Amendment No 23”) between AIRBUS S.A.S. and ATLANTIC AIRCRAFT HOLDING LIMITED is made as of the 21 day of October, 2011.

BETWEEN

AIRBUS S.A.S., a societe par actions simplifi€e, formerly known as Airbus G.l.E. created and existing under French law having its registered office at 1 Rond-Point Maurice Bellante, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (hereinafter referred to as the “Seller”)

AND

ATLANTIC AIRCRAFT HOLDING LIMITED, having its principal office at c/o the Winterbotham Trust Company limited, Winterbotham Place, Marlborough and Queen Streets. NASSAU, BAHAMAS (hereinafter referred to as the “Buyer”)

The Buyer and the Seller being together the “Parties” and each the “Party”.

WHEREAS

A -	The Buyer and the Seller have entered into an A320 Family Purchase Agreement dated March 19, 1998 (hereinafter referred to, together with its Exhibits and letter Agreements as amended and supplemented from time to time, as the “Purchase Agreement”) covering the purchase by the Buyer and the sale by the Seller of thirty two (32) A320 Family Aircraft No l to No 32 (the “Aircraft”).

B -	The Buyer and the Seller have entered into an amendment No 1 to the Purchase Agreement dated September 9, 1998 (the “Amendment No l”), covering the [*] Firm A319-100 Aircraft (to December 1999 and January 2000).

C -	The Buyer and the Seller have entered into an amendment no 2 to the Purchase Agreement dated December 28, 1999 (the “Amendment No 2”) covering:

(i)	The [*] of [*] A320-200 Aircraft into firm orders and the [*] A320-200 Aircraft, and

(ii)	the [*] A32Q-200 Aircraft with [*] previously Firm A320-200 Aircraft.

D -	[*] Simultaneously, the Buyer and the Seller have entered into an amendment no 3 (the “Amendment No 3”) to the Purchase Agreement dated December 29, 1999 covering the modification of certain provisions of the letter Agreement No 1 of the Purchase Agreement.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

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E -	The Buyer and the Seller have entered into an amendment no 4 to the Purchase Agreement dated February 15, 2000 (the “Amendment No 4”) covering:

(i)	the [*] A320-200 Aircraft into a firm order and its [*] A320-200 Aircraft, and

(ii)	[*] A320-200 Aircraft with [*] previously firm A319-100 Aircraft.

F -	The Buyer and the Seller have entered into amendment no 5 to the Purchase Agreement dated April 6, 2001 (the “Amendment No 5”) covering:

(i)	the [*] A320-200 Aircraft into a firm order ([*] Firm No 41) and the [*] A320-200 Aircraft (No 44), and

(ii)	the [*] A320-200 Aircraft ([*] Firm No 42) with [*] previously Firm A319-100 Aircraft (Firm No 31 [*] W 45).

(iii)	The [*] A320-200 Aircraft into firm order ([*] Firm W 43) and the [*] A320-200 Aircraft (No 46), and

(iv)	the [*] A320-200 Aircraft ([*] Firm No 44) with [*] previously Firm A319-100 Aircraft (Firm No 32 [*]).

G -	The Buyer and the Seller have entered into an amendment no 6 to the Purchase Agreement dated April 9, 2001 (the “Amendment No 6”) covering the rescheduling of certain Delivery Dates related to firm Aircraft No 13, 14 and 40 (all of which were scheduled to be delivered in December 2001) which [*] firm Aircraft No 45 (September 2001), No 46 (October 2001) and No 47 (October 2001) and additionally firm Aircraft No 18 [*] an A320-200 Aircraft [*].

H -	[*]

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

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(ii)

I -	[*] the terms of the Seller’s financing support to the Buyer,

J -	The Buyer and the Seller have entered into amendment no 9 to the Purchase Agreement dated December 6, 2002 (the “Amendment No 9”) covering the rescheduling of the Delivery Date of the firm Aircraft No 22 from August 2003 to June 2003.

K -	The Buyer and the Seller have entered into amendment no 10 to the Purchase Agreement dated October 30, 2003 (the “Amendment No 10”) covering the rescheduling of the Delivery Date of firm A320-200 Aircraft W46 and 47 respectively from May and June 2004 to October and November 2004.

L -	The Buyer and the Seller have entered into an amendment no 11 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 11”) covering simultaneously:

(i)	the termination of the [*], and

(ii)	the cancellation and termination of Amendment No 3 [*] stated in paragraph 1 of Letter Agreement No 1 to the Purchase Agreement.

M -	The Buyer and the Seller have entered into an amendment no 12 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 12”) covering:

(i)	the [*] of Aircraft No 44, 17, 37 [*] A320 [*] A321 [*] and No 18, 36 and 21 [*] A320 [*] A319 [*],

N -	[*]The Buyer and the Seller have entered into an amendment no 13 to the Purchase Agreement dated November 18, 2004 (the “Amendment No 13”), covering:

[*]

O -	The Buyer and the Seller have entered into amendment no 14 to the Purchase Agreement dated February 28, 2006 (the “Amendment No 14”), covering:

(i) [*]

(ii) AIRMAN software,

(iii)	ADOC Job Cards Package, ADOC Consultation Package, and AirNav and/or ADOC Navigator Based Consultation

(iv) [*]

[*]

P -	The Buyer and the Seller have entered into amendment no 15 to the Purchase Agreement dated June 22, 2007 (the “Amendment No 15”), covering:

Q -	[*] The Buyer and the Seller have entered into amendment no 16 to the Purchase Agreement dated November 22, 2007 (the “Amendment No 16”), covering the order of [*] additional A319-100 aircraft and [*] additional A320-200 aircraft.

R -	The Buyer and the Seller have entered into amendment no 17 to the Purchase Agreement dated April 5, 2008 (the “Amendment No 17”), to amend certain provisions of the [*].

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

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S -	The Buyer and the Seller have entered into amendment no 18 to the Purchase Agreement dated January 30th, 2009 (the “Amendment No 18”), covering:

(i)	the rescheduling of the Delivery Dates of the Aircraft No 60 and 61,

[*]

T -	The Buyer and the Seller have entered into amendment no 19 to the Purchase Agreement dated April 28th, 2009 (the “Amendment No 19”), covering:

(i)	the [*] of the Aircraft W58, 62 and 65,

(ii)	the change of the Delivery Dates of the Aircraft No 58, 62 and 65,

U	The Buyer and the Seller have entered into amendment no 20 to the Purchase Agreement dated February l0th, 2010 (the “Amendment No 20”), covering:

(i)	the rescheduling of the Delivery Dates of the Aircraft No 58 and 65,

[*]

V -	The Buyer and the Seller have entered into amendment no 21 to the Purchase Agreement dated 29 April, 2011 (the “Amendment No 21”), covering the [*] of the Aircraft No 64.

W -	The Buyer and the Seller have entered into amendment n“22 to the Purchase Agreement dated 26 August, 2011 (the “Amendment No 22”), covering:

(i)	the rescheduling of the Delivery Date of Aircraft No 61,

(ii)	the [*] and the rescheduling of the Delivery Dates of Aircraft No 66 and 67.

X -	As used hereafter, the terms “Purchase Agreement” and “A320 Family Purchase Agreement” mean the Purchase Agreement together with all Exhibits and schedules thereto as amended to date by Amendments No l to 22, inclusive.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

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NOW THEREFORE IT IS AGREED AS FOLLOWS:

1.	SCOPE

Pursuant to the Buyer’s request, the Parties have agreed that the scope of this Amendment No 23 is:

(i)	to amend the Scheduled Delivery Month or Schedule Delivery Quarter of [*] A320 family Aircraft with rank numbers 58, 68 and 69; and

[*]

2.	DELIVERY SCHEDULE AND [*]

The Parties hereby agree that the Aircraft type and/or the Scheduled Delivery Months or Scheduled Delivery Quarters as the case may be, of the A320 family Aircraft scheduled for Delivery shall be amended as set forth in the table here below (the “Agreed Modifications”):

Rank number	A/C [*] Type	A/C [*] Type	[*] Scheduled Delivery Months/Quarters	[*] Scheduled Delivery Months/Quarters
58	A319-100	[*]	[*]	August 2012
68	A320·200	[*]	July 2012	[*]
69	A320-200	[*]	August 2012	[*]

3.	PREDELIVERY PAYMENTS

[*]

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

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4.	MISCELLANEOUS

It is hereby agreed that all terms and conditions of the Purchase Agreement, as amended hereby, including its Exhibits and Letter Agreements shall remain in full force and effect and shall apply to this Amendment No 23 except as expressly modified by this Amendment No 23.

In case of any inconsistency between this Amendment No 23 and the Purchase Agreement, this Amendment No 23 shall prevail.

This Amendment No 23 together with the Purchase Agreement, its Exhibits, Letter Agreements, and amendments to date contain the entire agreement between the Parties with respect to the subject matter hereof and supersede any previous understandings, commitments and/or representations whatsoever oral and written with respect to such subject matter.

This Amendment No 23 is executed in two original English counterparts, each of which is an original and both of which together evidence the same agreement. This Amendment No 23 shall not be varied or modified except by an instrument in writing executed by both Parties or by their duly authorised representatives.

This Amendment No 23 shall be governed by and construed and performance thereof shall be determined in accordance with the laws of France.

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

7/13

IN WITNESS WHEREOF this Amendment No 23 was entered into the day and year above written.

For and on behalf of		For and on behalf of

ATLANTIC AIRCRAFT HOLDING LIMITED		AIRBUS S.A.S.

By:	/s/ Arnulfo Avelar	By:

Its: Attorney-in-fact		Its

A320 Family- TAl- Amendment No 23

Ref: Cf1105914

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IN WITNESS WHEREOF this Amendment No 23 was entered into the day and year above written.

For and on behalf of	For and on behalf of

ATLANTIC AIRCRAFT HOLDING	AIRBUS S.A.S.
LIMITED

By: Arnulto Avelar

Its: Attorney-in-fact	Its

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

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APPENDIX 1-A

*[Two pages have been omitted in accordance with a request for confidential treatment.]

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

10/13

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

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APPENDIX 1-B

*[One page has been omitted in accordance with a request for confidential treatment.]

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

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APPENDIX 2

*[One page has been omitted in accordance with a request for confidential treatment.]

[*] Represents material which has been redacted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 406 under the Securities Act of 1933, as amended

A320 Family - TAI - Amendment No 23

Ref: CT1105914

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